AXA Equitable Life Insurance Company

Supplement dated June 30, 2015 to the current prospectus for Equivest® Series 801

This Supplement modifies certain information in the above-referenced prospectus, supplements to the prospectus and statement of additional information (together, the “Prospectus”) offered by AXA Equitable Life Insurance Company (“AXA Equitable”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to provide you with certain changes to the Prospectus. Please note the following changes:

1.	Revised Fee table

A.	In the section entitled “Portfolio operating expenses expressed as an annual percentage of daily net assets” under the heading “Fee Table,” the second table is deleted in its entirety and replaced with the following:

Portfolio operating expenses expressed as an annual percentage of daily net assets
Total Annual Portfolio Operating Expenses for 2014 after the effect of Expense Limitation Arrangements(5)	Lowest 0.62%	Highest 1.45%

B.	In the section entitled “Fee Table,” under footnote number 5, the third sentence is deleted in its entirety and replaced with the following:

The “Highest” represents the total annual operating expenses of the CharterSM Small Cap Value Portfolio and the CharterSM Small Cap Growth Portfolio.

2.	Revised Hypothetical Illustrations

The section entitled “Hypothetical Illustrations” under “Appendix IV” is deleted in its entirety and replaced with the following:

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the ratcheted death benefit under certain hypothetical circumstances for an EQUI-VEST® contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.56)%, 3.44% for the EQUI-VEST® contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the ratcheted death benefit, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the ratcheted death benefit charge and any applicable administrative charge and withdrawal charge.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.51%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.55% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all portfolios that are available as investment options.(1) In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of contract values among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in “Fee Table” earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables. Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. For new business, we will furnish you with a personalized illustration upon request.

IM-35-15 (6/15)	154144 (6/15)
801 NB/IF	#945366

Variable deferred annuity

EQUI-VEST®

$100,000 Single contribution and no withdrawals

Male, issue age 60

Benefits:

Ratcheted death benefit to age 85

Age	Contract Year	Account Value		Cash Value		Ratcheted death benefit to age 85		Greater of Account Value or the Death benefit
		0%	6%	0%	6%	0%	6%	0%	6%
60	1	100,000	100,000	94,900	94,900	100,000	100,000	100,000	100,000
61	2	97,244	103,285	92,286	98,019	100,000	100,000	100,000	103,285
62	3	94,562	106,678	89,741	101,238	100,000	100,000	100,000	106,678
63	4	91,953	110,182	87,266	104,564	100,000	110,182	100,000	110,182
64	5	89,415	113,801	84,857	107,999	100,000	110,182	100,000	113,801
65	6	86,946	117,539	82,513	111,546	100,000	110,182	100,000	117,539
66	7	84,543	121,400	80,951	116,400	100,000	121,400	100,000	121,400
67	8	82,205	125,388	82,205	125,388	100,000	121,400	100,000	125,388
68	9	79,930	129,507	79,930	129,507	100,000	121,400	100,000	129,507
69	10	77,717	133,761	77,717	133,761	100,000	133,761	100,000	133,761
74	15	67,519	157,222	67,519	157,222	100,000	147,380	100,000	157,222
79	20	58,628	184,797	58,628	184,797	100,000	178,920	100,000	184,797
84	25	50,877	217,209	50,877	217,209	100,000	217,209	100,000	217,209
89	30	44,119	255,306	44,119	255,306	100,000	217,209	100,000	255,306
94	35	38,227	300,085	38,227	300,085	100,000	217,209	100,000	300,085
95	36	37,143	309,942	37,143	309,942	100,000	217,209	100,000	309,942

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

EQUI-VEST® is issued by and is a registered service mark of AXA Equitable Life Insurance Company (AXA Equitable).

Copyright 2015 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas,

New York, NY 10104

(212) 554-1234

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